Supplement to the
Fidelity Freedom Funds®
May 24, 2002
Prospectus

The following information replaces similar information found under the heading "Domestic Equity Funds" in the "Description of Underlying Fidelity Funds" section on page 28 for Fidelity Mid-Cap Stock Fund.

FMR normally invests at least 80% of the fund's assets in common stocks of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, FMR generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap or the S&P® MidCap 400. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the index. FMR may also invest the fund's assets in companies with smaller or larger market capitalizations.

The following information replaces similar information found under the heading "Investment-Grade Fixed-Income Funds" in the "Description of Underlying Fidelity Funds" section on page 32 for Fidelity Government Income Fund.

FMR normally invests the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. FMR normally invests at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR does not currently intend to invest more than 40% of the fund's assets in mortgage securities.

The following information replaces similar information found under the heading "Investment-Grade Fixed-Income Funds" in the "Description of Underlying Fidelity Funds" section on page 32 for Fidelity Intermediate Bond Fund.

FMR normally invests at least 80% of the fund's assets in investment-grade debt securities of all types and repurchase agreements for those securities.

The following information replaces similar information found under the heading "Investment-Grade Fixed-Income Funds" in the "Description of Underlying Fidelity Funds" section on page 33 for Fidelity Investment Grade Bond Fund.

FMR normally invests at least 80% of the fund's assets in investment-grade debt securities of all types and repurchase agreements for those securities.

FF-02-04 July 31, 2002
1.708110.126

The following information replaces similar information found under the heading "Investment-Grade Fixed-Income Funds" in the "Description of Underlying Fidelity Funds" section beginning on page 34 for Fidelity High Income Fund.

FMR normally invests the fund's assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may also invest the fund's assets in non-income producing securities, including defaulted securities and common stocks. FMR currently intends to limit common stocks to 10% of the fund's total assets. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The following information supplements similar information found under the heading "Investment-Grade Fixed-Income Funds" in the "Description of Underlying Fidelity Funds" section beginning on page 34 for Fidelity High Income Fund.

FMR uses the credit quality distribution of an index representing the overall high yield bond market as a guide in structuring the fund's credit quality composition. FMR generally expects the fund to be less heavily invested in issuers with the lowest credit ratings than the index weighting of such issuers. As of June 29, 2002, FMR used the Merrill Lynch High Yield Master II Index to represent the overall high yield bond market.